UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023

SOUTH EAST ASIA DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Wyoming	333-220706	81-1002497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2102, One Global Place

5th Avenue Corner 25th Street

BCG, Taguig City 1630 Philippines

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +63 (2) 79433419.

IA ENERGY CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On May 4, 2023, Articles of Amendment were filed with the Secretary of State of the State of Wyoming, changing the name of the Corporation to South East Asia Development Corp.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
3(i)	Articles of Amendment filed May 4, 2023
104	Cover Page Interactive Data File (formatted in inline XBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

South East Asia Development, Corp.
By	/s/ JJ C. Javier
Name: JJ C. Javier Title: President, CEO, CFO, Secretary, Sole Director

Date:  May 10, 2023

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